UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-06400
The Advisors’ Inner Circle Fund
(Exact name of registrant as specified in charter)

101 Federal Street
Boston, MA 02110
(Address of principal executive offices) (Zip code)
SEI Corporation
One Freedom Valley Drive
Oaks, PA 19456
(Name and address of agent for service)
Registrant’s telephone number, including area code: (877) 446-3863
Date of fiscal year end: October 31, 2010
Date of reporting period: October 31, 2010

Item 1. Reports to Stockholders.

FMC SELECT FUND
P.O. Box 219009
Kansas City, MO 64121-9009
Adviser:
FIRST MANHATTAN CO.
437 Madison Avenue
New York, NY 10022
Distributor:
SEI INVESTMENTS DISTRIBUTION CO.
Oaks, PA 19456
Administrator:
SEI INVESTMENTS GLOBAL FUNDS SERVICES
Oaks, PA 19456
Legal Counsel:
MORGAN, LEWIS & BOCKIUS LLP
1111 Pennsylvania Ave., N.W.
Washington, DC 20036
This information must be preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q (Quarterly Schedule of Portfolio Holdings) are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-877-FMC-4099 (1-877-362-4099); information on voted proxies is also available on the SEC’s website on Form N-PX at http://www.sec.gov.
FMC-AR-002-1000
FMC SELECT FUND
Annual Report
October 31, 2010
Advised By:

FIRST MANHATTAN CO.

Manager’s Discussion of Fund Performance
Dear Shareholder:
The FMC Select Fund (the “Fund”) had a total return of 13.09% for the year ended October 31, 2010. The Fund underperformed its benchmark, the S&P 500 Composite Index, which had a total return of 16.52%. The Fund also underperformed its peer group, the Morningstar Large Blend Fund Category, which had a total return of 15.60%. Since inception in May 1995, the Fund’s annualized total rate of return is 9.16% vs. 7.32% for the S&P 500 Composite Index. As of October 31, 2010, 91% of the Fund’s assets were invested in equities.
We assumed management of the Fund on May 1, 2010, the midpoint of the Fund’s year. Consistent with the long-term investment approach of the Fund, we have continued to focus on investing in high-quality businesses that generate attractive returns, have shareholder-oriented managements, operate in industries with high barriers to entry and are available at reasonable prices. We have made adjustments to the Fund’s portfolio, primarily outside of its larger holdings. In general, we have purchased a diverse collection of businesses that have sizable exposure to fast-growing developing markets, proven track records of strong operating and financial performance, significantly improved their competitive positioning over the last few years, and deployed cash flows in shareholder-friendly ways. In addition, we have also purchased businesses we believe offer a compelling risk/reward after having been penalized by a stock market that increasingly focuses on near-term earnings and issues.
One of the most important components of our job is the ability to spend time with the managements of businesses we either own or in which we are interested. We are fortunate to have dozens of conversations with these corporate leaders over the course of a given year, which further educates us in terms of understanding broad macroeconomic trends and plays a role in how and where we invest. These senior managers are generally cautious about the prospects for developed markets over the next few years, including the U.S., given concerns about high sovereign debt levels, unemployment, regulatory and tax uncertainty. In contrast, executives are sanguine about the continued growth trajectory for emerging markets like Brazil, Russia, India and China. There, robust demand for goods and services by new and growing businesses and consumers, rising per capita incomes, and, in the case of Brazil and India, rapid population growth, should continue to drive growth for the foreseeable future. The majority of the businesses we own have significant exposure to these faster growing areas.
Among the new investments we have made are Brookfield Asset Management (BAM), International Business Machines (IBM) and United Technologies (UTX). Brookfield is a Toronto-based holding company which invests in property, power and infrastructure assets. The company focuses on owning long-lived assets and takes an owner-oriented long-term view toward managing them. Run by a dynamic young CEO, Brookfield has used its healthy balance sheet, strong cash flows, deep operational expertise and willingness to take judicious investment risks to acquire very attractive assets at distressed prices over the last two years. Management owns more than 15% of the outstanding shares, underscoring its alignment with public shareholders. We believe the company is well positioned to grow shareholder value consistently for the foreseeable future.

In May, we were able to purchase shares of IBM for less than 12 times 2010 expected earnings. Over the last decade, IBM has remade its business, moving the preponderance of its sales and profits from lower-margin, more commodity-like hardware products to higher-margin software, services and analytics. At the same time, the company has shifted toward meeting the needs of faster-growing end markets such as new energy technologies and cloud computing. IBM’s strategy of providing its customers with end-to-end technology solutions has been validated by many of its competitors, which have recently embarked on acquisitions intended to match its scale and scope; IBM has a lengthy head start on many of its peers. Meanwhile, management has a proven track record of operational excellence, including a company-wide focus on cost cutting and increasing free cash flow generation. The company has targeted 2015 earnings per share of at least $20, more than 75% above its 2010 expectation; notably, this projection does not assume a significant change in strategy or an unexpected pickup in recent sales and/or profit growth rates. Importantly, recent meetings with the majority of the company’s business division heads have left us confident IBM is on track to meet its goals.
United Technologies is one of the world’s preeminent industrial firms. It boasts a truly diversified business model, with operations in six segments focused on the building and aerospace industries. Virtually all are leaders in their markets and enjoy technological advantages over their competitors. UTX also benefits from a large and growing presence in emerging markets, where it has invested heavily over the last decade. Concurrently, the company has established a record of an unparalleled ability to do “more with less.” Since 2000, revenues almost doubled, segment profits increased close to 2.5 times and free cash flows tripled while manufacturing square feet declined by 20% and employment rose only 30%. Going forward, management has targeted still-sizable opportunities to expand operating margins at three of its operating units, even though profitability is currently at record levels. That, in tandem with shareholder-friendly deployment of the company’s strong and stable cash flows, should enable earnings growth well above sales gains.
We are “cautiously optimistic” and see a slow economic recovery with higher-than-normal unemployment weighing on domestic GDP growth for the next few years. Interestingly, corporate profitability has already returned to the all-time highs achieved in 2007, before the recession began, cash as a percentage of assets on balance sheets is at record levels, and valuations in general are below long-term averages as a multiple of projected earnings. However, earnings growth has become increasingly dependent on cost cutting rather than revenue growth, which will be less replicable going forward. We continue to spend our time researching businesses, meeting with managements and focusing on “bottom-up” stock selection.
We appreciate your confidence in us.

Sincerely yours,

Timothy Muccia	Andrew Freedberg
The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Comparison of Change in the Value of a $10,000 Investment in the
FMC Select Fund versus the S&P 500 Composite Index,
the Merrill Lynch 1-10 Year Corporate/Government Bond Index,
and an 80/20 Blend of the referenced S&P and Merrill Indices.
AVERAGE ANNUAL TOTAL RETURN(1)
FOR THE PERIODS ENDED OCTOBER 31, 2010

1 Year	3 Year	5 Year	10 Year
Return	Return	Return	Return
13.09%	(6.29%)	0.41%	4.10%

(1)	The data quoted herein represents past performance; past performance does not guarantee future results. The return and value of an investment in the Fund will fluctuate so that, when redeemed, the investment may be worth less than its original cost. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not include any fees or expenses. If such fees and expenses were included in the index returns, the performance of the index would have been lower. Please note that one cannot invest directly in an unmanaged index. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers were applied during earlier periods; if they had not been in effect, performance would have been lower. For performance data current to the most recent month end, please call 1-877-FMC-4099 (1-877-362-4099).

(2)	The S&P 500 Composite Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the stock market through changes in the aggregate market value of 500 stocks representing all major industries.

(3)	The Merrill Lynch 1-10 Year Corporate/Government Bond Index is an index that tracks the performance of U.S. dollar-denominated investment grade Government and Corporate public debt issued in the U.S. domestic bond market which have greater than 1 year and less than 10 years to maturity, excluding collateralized products such as Mortgage Pass-Through and Asset-Backed securities.

(4)	Effective July 1, 2007, the graph represents 100% of the S&P 500 Index. Prior to July 1, 2007, the graph represented an 80/20 blend of the S&P 500 and Merrill Lynch indices.
Portfolio Composition(5)
(5) Portfolio composition percentages are based upon the total investments of the Fund.

Schedule of Investments	FMC Select Fund

October 31, 2010

		Value
	Shares	(000)

Common Stock (90.7%)

Banks (6.3%)
US Bancorp	237,000	$5,731
Wells Fargo	241,000	6,285

		12,016

Basic Industry (7.9%)
Harsco	191,000	4,427
Honeywell International	115,000	5,418
United Technologies	70,000	5,234

		15,079

Energy (2.5%)
Range Resources	126,000	4,711

Financial Services (5.8%)
Leucadia National	262,410	6,671
Onex	150,000	4,360

		11,031

Food (7.3%)
Kellogg	113,000	5,679
Nestle ADR	150,000	8,228

		13,907

Health Care (9.6%)
Abbott Laboratories	53,700	2,756
Baxter International	124,000	6,312
Johnson & Johnson	86,100	5,482
Teva Pharmaceutical Industries Ltd. ADR	73,000	3,789

		18,339

Media (9.6%)
Omnicom Group	189,020	8,309
Viacom, Cl B	260,900	10,068

		18,377

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	FMC Select Fund

October 31, 2010

	Shares/Face
	Amount	Value
	(000)	(000)

Miscellaneous (9.4%)
3M	79,000	$6,654
Berkshire Hathaway, Cl A*	41	4,891
Berkshire Hathaway, Cl B*	81,550	6,488

		18,033

Miscellaneous Consumer (6.7%)
Reckitt Benckiser Group(1)	230,000	12,837

Real Estate (6.1%)
Brookfield Asset Management, Cl A	190,000	5,647
Brookfield Properties	350,000	6,086

		11,733

Retail (9.1%)
Autozone*	22,300	5,299
CVS Caremark	247,500	7,455
Staples	230,000	4,708

		17,462

Retail-Restaurants (2.5%)
Brinker International	260,000	4,820

Technology (8.0%)
Accenture, Cl A	120,000	5,365
International Business Machines	40,000	5,744
Raytheon	90,000	4,147

		15,256

Total Common Stock (Cost $130,466)		173,601

Residential Mortgage Obligations (0.7%)
Chase Mortgage Finance Corporation, Ser S1, Cl 1A18
5.500%, 05/25/35	$1,067	873
Countrywide Home Loan Mortgage Pass Through Trust, Ser J9, Cl 2A6
5.500%, 01/25/35	440	422
GSR Mortgage Loan Trust, Ser 6F, Cl A1
3.000%, 09/25/32	21	21

Total Residential Mortgage Obligations (Cost $1,537)		1,316

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	FMC Select Fund

October 31, 2010

	Face
	Amount	Value
	(000)/Shares	(000)

Corporate Obligation (0.5%)
Blyth
5.500%, 11/01/13 (Cost $947)	$950	$883

U.S. Government Mortgage-Backed Obligation (0.0%)
Government National Mortgage Association, Ser 58, Cl VA
5.500%, 10/16/13 (Cost $57)	57	61

Short-Term Investment (7.9%)
Dreyfus Treasury Prime Cash Management Fund, 0.001%(2) (Cost $15,085)	15,084,942	15,085

Total Investments (99.8%) (Cost $148,092)		$190,946

Percentages are based on Net Assets of $191,427 (000).

* Non-income producing security.

(1) Security is traded on a foreign stock exchange.

(2) The rate shown is the 7-day effective yield as of October 31, 2010.

ADR — American Depositary Receipt

Cl — Class

Ltd. — Limited

Ser — Series
The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (000)	FMC Select Fund

October 31, 2010

Assets:
Investments at Value (Cost $148,092)	$190,946
Receivable for Capital Shares Sold	438
Dividend and Interest Receivable	227
Other Assets	13

Total Assets	191,624

Liabilities:
Payable to Investment Adviser	129
Payable to Administrator	19
Payable to Trustees and Officers	4
Other Accrued Expenses	45

Total Liabilities	197

Net Assets	$191,427

Net Assets Consist of:
Paid-in Capital	$161,469
Undistributed Net Investment Income	769
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(13,665)
Net Unrealized Appreciation on Investments	42,854

Net Assets	$191,427

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	10,042,246	(1)

Net Asset Value, Offering and Redemption Price Per Share	$19.06

(1)	Shares have not been rounded.
The accompanying notes are an integral part of the financial statements.

Statement of Operations (000)	FMC Select Fund

For the Year Ended October 31, 2010

Investment Income:
Dividend Income (Less Foreign Taxes Withheld of $115)	$3,225
Interest Income	398

Total Investment Income	3,623

Expenses:
Investment Advisory Fees	1,493
Administration Fees	222
Trustees’ and Officers’ Fees	16
Transfer Agent Fees	53
Professional Fees	47
Registration and Filing Fees	19
Custodian Fees	13
Printing Fees	9
Other Expenses	17

Total Expenses	1,889

Net Investment Income	1,734

Net Realized Gain on Investments	4,851
Net Realized Loss on Foreign Currency Transactions	(23)
Net Change in Unrealized Appreciation on Investments	16,416

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	21,244

Net Increase in Net Assets Resulting From Operations	$22,978

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (000)	FMC Select Fund

For the Years Ended October 31,

	2010	2009

Operations:
Net Investment Income	$1,734	$1,728
Net Realized Gain (Loss) on Investments	4,851	(18,477)
Net Realized Gain (Loss) on Foreign Currency Transactions	(23)	11
Net Change in Unrealized Appreciation on Investments	16,416	25,312

Net Increase in Net Assets Resulting from Operations	22,978	8,574

Dividends and Distributions:
Net Investment Income	(963)	(1,740)
Net Realized Gain	—	(66)
Return of Capital	—	(40)

Total Dividends and Distributions	(963)	(1,846)

Capital Share Transactions:
Issued	9,337	6,988
In Lieu of Dividends and Distributions	962	1,845
Redeemed	(20,648)	(26,941)

Net Decrease in Net Assets Derived from Capital Share Transactions	(10,349)	(18,108)

Total Increase (Decrease) in Net Assets	11,666	(11,380)

Net Assets:
Beginning of Year	179,761	191,141

End of Year	$191,427	$179,761

Undistributed Net Investment Income	$769	$—

Shares Issues and Redeemed:
Issued	507	462
In Lieu of Dividends and Distributions	53	127
Redeemed	(1,131)	(1,904)

Net Decrease in Shares Outstanding from Capital Share Transactions	(571)	(1,315)

Amounts designated as “—” are $0.
The accompanying notes are an integral part of the financial statements.

Financial Highlights	FMC Select Fund

For a Share Outstanding Throughout Each Year

For the Years Ended October 31,

			Realized										Ratio
	Net		and						Net		Net		of Net
	Asset		Unrealized		Dividends		Distributions	Total	Asset		Assets	Ratio	Investment
	Value,	Net	Gain	Total	from Net		from	Dividends	Value,		End	of Expenses	Income	Portfolio
	Beginning	Investment	(Loss) on	from	Investment		Realized	and	End	Total	of Year	to Average	to Average	Turnover
	of Year	Income(1)	Investments	Operations	Income		Gains	Distributions	of Year	Return(2)	(000)	Net Assets	Net Assets	Rate
2010	$16.94	$0.17	$2.04	$2.21	$(0.09)		$—	$(0.09)	$19.06	13.09%	$191,427	1.01%	0.93%	50%
2009	16.03	0.16	0.92	1.08	(0.16	)(3)	(0.01)	(0.17)	16.94	6.92	179,761	1.04	1.05	19
2008	24.09	0.08	(7.63)	(7.55)	(0.09)		(0.42)	(0.51)	16.03	(31.94)	191,141	0.99	0.39	17
2007	22.22	0.17	2.32	2.49	(0.18)		(0.44)	(0.62)	24.09	11.39	315,534	0.98	0.71	19
2006	20.78	0.23	2.07	2.30	(0.23)		(0.63)	(0.86)	22.22	11.33	298,904	1.00	1.07	13

(1)	Per share data was calculated using average shares for the year.

(2)	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.

(3)	Includes return of capital of less than $0.01. Amounts designated as “—” are $0.
The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements	FMC Select Fund

October 31, 2010
1. Organization:
The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 34 funds. The financial statements herein are those of the FMC Select Fund (the “Fund” and together with the FMC Strategic Value Fund, the “Funds”). The Fund seeks a total return principally through capital appreciation and, to a limited degree, through current income by investing principally in equity securities of U.S. companies with medium and large market capitalizations and secondarily in investment grade fixed income securities. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.
2. Significant Accounting Policies:
The following is a summary of the significant accounting policies followed by the Fund:
Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are valued based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2010, there were no securities valued in accordance with the Fair Value Procedures.

Notes to Financial Statements	FMC Select Fund

October 31, 2010
For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that materially affected the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If First Manhattan Co. (the “Adviser”) becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator and the Fund holds the relevant securities, then the Administrator will notify the Adviser that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.
In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received if an asset were sold or paid if a liability were transferred in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below.
• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
• Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The table below sets forth information about the level within the fair value hierarchy at which the Fund’s investments are measured at October 31, 2010:

	Level 1	Level 2	Level 3	Total
Investments in securities
Common Stock	$173,601	$—	$—	$173,601
Residential Mortgage Obligations	—	1,316	—	1,316
Corporate Obligation	—	883	—	883
U.S. Government Mortgage—Backed Obligation	—	61	—	61
Short-Term Investment	15,085	—	—	15,085

Total	$188,686	$2,260	$—	$190,946

For the year ended October 31, 2010, there have been no significant changes to the Fund’s fair valuation methodologies.
For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2010, there were no Level 3 securities.

Notes to Financial Statements	FMC Select Fund

October 31, 2010
Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities.
Security Transactions and Investment Income — Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Discounts or premiums are accreted or amortized to interest income using the effective interest method. Interest income is recognized on the accrual basis from settlement date. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are recorded in interest income. Dividend income is recorded on the ex-date.
Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are allocated to the Fund on a pro rata basis based on the number of funds and/or relative net assets.
Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.
3. Transactions with Affiliates:
Certain officers of the Trust are also officers of the Administrator and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust.
A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, each of whom is an employee of the Administrator, is paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by Securities and Exchange Commission (“SEC”) regulations. The CCO’s services and fees have been approved by and are reviewed by the Board. For the year ended October 31, 2010, the Fund was allocated CCO fees totaling $6,606.
The Fund effects brokerage or other agency transactions through the Adviser, a registered broker-dealer, and pays a brokerage commission in accordance with the Investment Company Act of 1940, the Securities and Exchange Act of 1934 and rules promulgated by the SEC. For the year ended October 31, 2010, the Adviser received $47,252 in brokerage commissions.
4. Administration, Distribution,Transfer Agent and Custodian Agreements:
The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds for an annual fee equal to the higher of $75,000 or 0.12% of the Funds’ average daily net assets of the first $350 million, 0.10% of the Funds’ average daily net assets of the next $150 million, 0.08% of the Funds’ average daily net assets of the

Notes to Financial Statements	FMC Select Fund

October 31, 2010
next $500 million, and 0.06% of the Funds’ average daily net assets in excess of $1 billion.
The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.
DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.
U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and/or sold by the Fund.
5. Investment Advisory Agreement:
The Trust and the Adviser are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to 0.80% of the Fund’s average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee in order to limit the Fund’s total operating expenses to a maximum of 1.10% of the Fund’s average daily net assets. The Adviser reserves the right to terminate this arrangement at any time at its sole discretion.
6. Investment Transactions:
The cost of security purchases and the proceeds from security sales and maturities, other than short-term investments, for the year ended October 31, 2010, were as follows (000):

Purchases
U.S. Government	$—
Other	88,156
Sales and Maturities
U.S. Government	922
Other	105,903
7. Federal Tax Information:
The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in capital as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to foreign exchange transactions and realized gains (losses) on paydowns have been reclassified to/from the following accounts as of October 31, 2010 (000):

Undistributed
Net Investment	Accumulated Net
Income	Realized Gain	Paid in Capital
$(2)	$2	$—
The tax character of dividends and distributions declared during the years ended October 31, 2010 and October 31, 2009 was as follows (000):

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
2010	$963	$—	$—	$963
2009	1,740	66	40	1,846
As of October 31, 2010, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$769
Capital Loss Carryforwards	(13,665)
Unrealized Appreciation	42,854

Total Distributable Earnings	$29,958

For Federal income tax purposes, capital loss carryforwards represent net realized losses of the Fund that may be carried forward for a maximum period of eight years and applied against future net capital gains. During the year ended October 31, 2010, the Fund utilized capital loss carryforwards of $4,814 (000) to offset capital gains. As of October 31, 2010, the Fund has $13,665 (000) of capital loss carryforwards expiring in 2017.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at October 31, 2010, were as follows (000):

	Aggregate	Aggregate	Net
Federal	Gross Unrealized	Gross Unrealized	Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$148,092	$46,710	$(3,856)	$42,854

Notes to Financial Statements	FMC Select Fund

October 31, 2010
8. Other:
At October 31, 2010, one shareholder of record held 99% of the Fund’s total outstanding shares. The shareholder of record was an omnibus account for the exclusive benefit of customers maintained by the Adviser, through Pershing LLC, in its capacity as a broker-dealer.
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.
9. Recent Accounting Pronouncement:
In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.
10. Subsequent Events:
There were no matters requiring additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
FMC Select Fund of The Advisors’ Inner Circle Fund
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the FMC Select Fund (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FMC Select Fund of The Advisors’ Inner Circle Fund at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
December 22, 2010

Disclosure of Fund Expenses	FMC Select Fund

(Unaudited)
All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important that you understand how these costs affect your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table below illustrates your Fund’s costs in two ways:
•	Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”
•	Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.
Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	05/01/10	10/31/10	Ratios	Period*

Actual Fund Return	$1,000.00	$996.70	1.01%	$5.08
Hypothetical 5% Return	1,000.00	1,020.11	1.01	5.14

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)
Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as the Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who maybe deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-362-4099. The following chart lists Trustees and Officers as of October 31, 2010.

				Number of
				Funds in
		Term of		The Advisors’
Name,	Position(s)	Office and		Inner Circle Fund
Address,	Held with	Length of	Principal Occupation(s)	Overseen by	Other Directorships
Age[1]	the Trust	Time Served[2]	During Past 5 Years	Board Member	Held by Board Member[3]

INTERESTED BOARD MEMBERS
ROBERT A. NESHER 64 yrs. old	Chairman of the Board of Trustees	(Since 1991)	Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.	34	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Investments — Unit Trust Management (UK), Limited, SEI Global Nominee Ltd., SEI Opportunity Fund, L.P., SEI Structured Credit Fund, L.P., SEI Multi-Strategy Funds plc., and SEI Islamic Investments Fund plc.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 70 yrs. old	Trustee	(Since 1992)	Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976-2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.	34	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), Limited, SEI Asset Korea Co., Ltd., SEI Global Nominee Limited and SEI Investments — Unit Trust Management (UK) Limited.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)

				Number of
				Funds in
		Term of		The Advisors’
Name,	Position(s)	Office and		Inner Circle Fund
Address,	Held with	Length of	Principal Occupation(s)	Overseen by	Other Directorships
Age[1]	the Trust	Time Served[2]	During Past 5 Years	Board Member	Held by Board Member[3]

INDEPENDENT BOARD MEMBERS (continued)
JAMES M. STOREY 79 yrs. old	Trustee	(Since 1994)	Attorney, Solo Practitioner since 1994. Partner, Dechert, September 1987-December 1993.	34	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Massachusetts Health and Education Tax-Exempt Trust, and U.S. Charitable Gift Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P.

GEORGE J. SULLIVAN, JR. 67 yrs. old	Trustee	(Since 1999)	Self-Employed Consultant, Newfound Consultants, Inc. since April 1997.	34	Trustee of the Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI Opportunity Fund, L.P., SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.

BETTY L. KRIKORIAN 67 yrs. old	Trustee	(Since 2005)	Vice President Compliance, AARP Financial Inc. since September 2008. Self-Employed Legal and Financial Services Consultant since 2003. In-house Counsel, State Street Bank Global Securities and Cash Operations from 1995 to 2003.	34	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

CHARLES E. CARLBOM 76 yrs. old	Trustee	(Since 2005)	Self-Employed Business Consultant, Business Project Inc. since 1997. CEO and President, United Grocers Inc. from 1997 to 2000.	34	Director, Crown Pacific, Inc. Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)

Number of
Funds in
		Term of		The Advisors’
Name,	Position(s)	Office and		Inner Circle Fund	Other Directorships
Address,	Held with	Length of	Principal Occupation(s)	Overseen by	Held by
Age[1]	the Trust	Time Served[2]	During Past 5 Years	Board Member/Officer	Board Member/Officer[3]

INDEPENDENT BOARD MEMBERS (continued)
MITCHELL A. JOHNSON 68 yrs. old	Trustee	(Since 2005)	Retired.	34	Trustee of the Advisors’ Inner Circle Fund II, and Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P.

JOHN K. DARR 66 yrs. old	Trustee	(Since 2008)	CEO, Office of Finance, FHL Banks from 1992 to 2007.	34	Director of Federal Home Loan Bank of Pittsburgh and Manna, Inc. and Trustee of the Advisors’ Inner Circle Fund II and Bishop Street Funds.

OFFICERS
PHILIP T. MASTERSON 46 yrs. old	President	(Since 2008)	Managing Director of SEI Investments since 2006. Vice President and Assistant Secretary of the Administrator from 2004 to 2006. General Counsel of Citco Mutual Fund Services from 2003 to 2004. Vice President and Associate Counsel for the Oppenheimer Funds from 2001 to 2003.	N/A	N/A

MICHAEL LAWSON 50 yrs. old	Treasurer, Controller and Chief Financial Officer	(Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments Fund Accounting from April 1995 to February 1998 and November 1998 to July 2005.	N/A	N/A

RUSSELL EMERY 47 yrs. old	Chief Compliance Officer	(Since 2006)	Director of Investment Product Management and Development at SEI Investments since February 2003. Senior Investment Analyst, Equity team at SEI Investments from March 2000 to February 2003.	N/A	N/A

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)

Number of
Funds in
		Term of		The Advisors’
Name,	Position(s)	Office and		Inner Circle Fund
Address,	Held with	Length of	Principal Occupation(s)	Overseen by	Other Directorships
Age[1]	the Trust	Time Served	During Past 5 Years	Officer	Held by Officer

OFFICERS (continued)
JOSEPH M. GALLO 37 yrs. old	Vice President and Secretary	(Since 2007)	Corporate Counsel of SEI since 2007; Associate Counsel, ICMA Retirement Corporation 2004-2007; Federal Investigator, U.S. Department of Labor 2002-2004; U.S. Securities and Exchange Commission—Division of Investment Management, 2003	N/A	N/A

CAROLYN F. MEAD 53 yrs. old	Vice President and Assistant Secretary	(Since 2007)	Corporate Counsel of SEI since 2007; Associate, Stradley, Ronon, Stevens & Young 2004-2007; Counsel, ING Variable Annuities, 1999-2002.	N/A	N/A

JAMES NDIAYE 42 yrs. old	Vice President and Assistant Secretary	(Since 2004)	Employed by SEI Investments Company since 2004. Vice President, Deutsche Asset Management from 2003-2004. Associate, Morgan, Lewis & Bockius LLP from 2000-2003. Counsel, Assistant Vice President, ING Variable Annuities Group from 1999-2000.	N/A	N/A

TIMOTHY D. BARTO 42 yrs. old	Vice President and Assistant Secretary	(Since 2000)	General Counsel, Vice President and Assistant Secretary of SEI Investments Global Funds Services since 1999; Associate, Dechert (law firm) from 1997-1999; Associate, Richter, Miller & Finn (law firm) from 1994-1997.	N/A	N/A

MICHAEL BEATTIE 45 yrs. old	Vice President	(Since 2009)	Director of Client Services at SEI since 2004.	N/A	N/A

ANDREW S. DECKER 47 yrs. old	AML Officer	(Since 2008)	Compliance Officer and Product Manager, SEI, 2005-2008. Vice President, Old Mutual Capital, 2000-2005. Operations Director, Prudential Investments, 1998-2000.	N/A	N/A

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

NOTICE TO SHAREHOLDERS
OF
FMC SELECT FUND
(Unaudited)
For shareholders that do not have an October 31, 2010 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2010 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2010, the Fund is designating the following items with regard to distributions paid during the year.

Dividends
Qualifying for
	Long-Term			Corporate				Short-term
	Capital	Ordinary		Dividends	Qualifying	U.S.	Interest	Capital
Return	Gain	Income	Total	Receivable	Dividend	Government	Related	Gain
of Capital	Distribution	Distributions	Distributions	Deduction (1)	Income (2)	Interest (3)	Dividends (4)	Dividends (5)
0.00%	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	11.21%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by the law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors. This provision of the Internal Revenue Code will be expiring for years beginning after December 31, 2009.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors. This provision of the Internal Revenue Code will be expiring for years beginning after December 31, 2009.
The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2010. Complete information will be computed and reported in conjunction with your 2010 Form 1099-DIV.

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.
Item 3. Audit Committee Financial Expert.
(a)(1) The registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.
(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).
Item 4. Principal Accountant Fees and Services.
Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust
PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

	2010			2009
			All other fees			All other fees
		All fees and	and services		All fees and	and services
	All fees and	services to	to service	All fees and	services to	to service
	services to	service	affiliates that	services to	service	affiliates that
	the Trust that	affiliates that	did not	the Trust that	affiliates that	did not
	were pre-	were pre-	require pre-	were pre-	were pre-	require pre-
	approved	approved	approval	approved	approved	approval
(a) Audit Fees	$211,890	$0	$0	$244,818	$0	$0
(b) Audit-Related Fees	$4,000	$0	$0	$0	$0	$0
(c) Tax Fees	$55,000	$0	$0	$0	$0	$0
(d) All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust
E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

	2010			2009
			All other fees			All other fees
		All fees and	and services		All fees and	and services
	All fees and	services to	to service	All fees and	services to	to service
	services to	service	affiliates that	services to	service	affiliates that
	the Trust that	affiliates that	did not	the Trust that	affiliates that	did not
	were pre-	were pre-	require pre-	were pre-	were pre-	require pre-
	approved	approved	approval	approved	approved	approval
(a) Audit Fees	$259,524	N/A	N/A	$245,808	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A
(e)(1) Not applicable.
(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2010	2009
Audit-Related Fees	1.9%	0%
Tax Fees	26.0%	0%
All Other Fees	0%	0%
(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2010	2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%
(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $0 and $0 for 2010 and 2009, respectively.
(g) The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2010 and 2009, respectively.
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end management investment companies.
Item 6. Schedule of Investments
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end management investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005
Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
Not applicable to open-end management investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1) Code of Ethics attached hereto.
(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Philip T. Masterson Philip T. Masterson, President
Date: December 17, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Philip T. Masterson Philip T. Masterson, President
Date: December 17, 2010

By (Signature and Title)*	/s/ Michael Lawson Michael Lawson, Treasurer,
Controller & CFO
Date: December 17, 2010

*	Print the name and title of each signing officer under his or her signature.